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                                                            Exhibit 10(a)


                          INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Post-effective Amendment to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on
Form N-4 (File No. 333-05227) of our report dated February 7, 1997 accompanying the financial statements of Sun Life of Canada (U.S.) Variable Account F and to the use of our report dated February 3, 1997 accompanying the financial statements of Sun Life Assurance Company of Canada (U.S.) appearing in the Prospectus, which is part of such amendment to the Registration Statement, and to the incorporation by reference of our reports dated February 3, 1997 appearing in the Annual Report on Form 10-K of Sun
Life Assurance Company of Canada (U.S.) for the year ended Decemeber 31, 1996.


We also consent to the reference to us under the heading "Condensed Financial Information-Accumulation Unit Values" in such Prospectus.

DELOITTE & TOUCHE LLP
Boston, Massachusetts

April 23, 1997